D E N N Y ’ S C O R P O R AT I O N J U L Y T H R O U G H S E P T E M B E R 2 0 2 4 INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

The Company urges caution in considering its current trends and any outlook on earnings disclosed either in this presentation or in its press releases. In addition, certain matters discussed in either this presentation or related press releases may constitute forward-looking statements. These forward-looking statements, which reflect management's best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny's Corporation, its subsidiaries, and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as "expect", "anticipate", "believe", "intend", "plan", "hope", "will", and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date this presentation was published or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: economic, public health and political conditions that impact consumer confidence and spending; commodity and labor inflation; the ability to effectively staff restaurants and support personnel; the Company's ability to maintain adequate levels of liquidity for its cash needs, including debt obligations, payment of dividends, planned share repurchases and capital expenditures as well as the ability of its customers, suppliers, franchisees and lenders to access sources of liquidity to provide for their own cash needs; competitive pressures from within the restaurant industry; the Company's ability to integrate and derive the expected benefits from its acquisition of Keke's Breakfast Cafe; the level of success of the Company's operating initiatives and advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy (including with regard to energy costs), particularly at the retail level; political environment and geopolitical events (including acts of war and terrorism); and other factors from time to time set forth in the Company's SEC reports and other filings, including but not limited to the discussion in Management's Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company's Annual Report on Form 10-K for the year ended December 27, 2023 (and in the Company's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K).

The presentation includes references to the Company's non-GAAP financials measures. All such measures are designated by an asterisk (*). The Company believes that, in addition to GAAP measures, certain non-GAAP financial measures are useful information to investors and analysts to assist in the evaluation of operating performance on a period-to-period basis. However, non-GAAP measures should be considered as a supplement to, not a substitute for, operating income, net income, and net income per share, or other financial performance measures prepared in accordance with GAAP. The Company uses adjusted EBITDA, adjusted net income and adjusted net income per share internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including incentive compensation for certain employees. These non-GAAP measures are adjusted for certain items the Company does not consider in the evaluation of its ongoing core operating performance. These adjustments are either non-recurring in nature or vary from period to period without correlation to the Company's ongoing core operating performance. See Appendix for non-GAAP reconciliations to the following GAAP measures:

$ Millions *(except per share amounts)*	2018	2019	2020	2021	2022	2023	YTD Jun 2024
Operating Income	$73.6	$165.0	$6.7	$104.1	$60.6	$52.8	$19.1
Net Income (Loss)	$43.7	$117.4	($5.1)	$78.1	$74.7	$19.9	$8.3
Net Income (Loss) per Share	$0.67	$1.90	($0.08)	$1.19	$1.23	$0.35	$0.16

2

3 Q2 2024 HIGHLIGHTS 1 Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. $20.3M Adjusted EBITDA* Denny’s Domestic System-Wide Same- Restaurant Sales1 Adjusted Net Income Per Share* $0.13 Total Debt Leverage Ratio 3.7x New Openings 3 Franchise Openings 1 Second Café Outside of Florida $115.9M Total Operating Revenue (0.6%) +2.4% on a 2-year basis

4 FULL YEAR 2024 GUIDANCE 1 Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2 Share-based compensation expense does not impact Adjusted EBITDA*. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. Denny’s Domestic System-Wide Same- Restaurant Sales1 Commodity Inflation 0% - 2% Adjusted EBITDA* $83M - $87M Total G&A Expenses (1%) - 1% Labor Inflation 3% - 4% $82M - $85M Including Approximately $11M Related to Share-Based Compensation Expense2 Portfolio Consolidated Restaurant Openings of 30 to 40, Including 12 to 16 New Keke’s Cafés Consolidated Net Restaurant Decline of 20 to 30

DENNY’S

6 DENNY’S DOMESTIC SALES $9.2 $8.0 $8.1 $7.9 $7.4 $7.1 $7.6 $7.5 $7.2 $7.0 $7.6 $7.5 $7.5 $25.3 $26.2 $27.0 $25.2 $28.3 $28.1 $28.9 $29.1 $30.3 $29.6 $30.0 $29.2 $30.6 $34.5 $34.3 $35.2 $33.1 $35.7 $35.1 $36.5 $36.7 $37.5 $36.5 $37.7 $36.8 $38.1 -1% 0% 1% -2% 2% 2% 3% 8% 3% 2% 1% -1% -1% -5% -3% -1% 1% 3% 5% 7% 9% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 D om es tic S ys te m -W id e S am e- R es ta ur an t S al es 1 A ve ra ge W ee kl y S al es ( $0 00 s) 3 Denny's On-Premises Sales Denny's Total Off-Premises Sales Denny's Total Sales Denny's Domestic System-Wide Same-Restaurant Sales 1 Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2 2021 and 2022 Denny’s domestic system-wide same-restaurant sales1 are versus 2019. 3 Domestic average weekly sales reflect sales for company and franchised restaurants on Denny’s proprietary point of sale (POS) system. 4 Data for the Fiscal Second Quarter 2024. 1, 2 68% 52% 24% 37%32% 48% 76% 63% 0% 20% 40% 60% 80% Dine In Off-Premise The Burger Den The Meltdown Sales Mix by Daypart4 Breakfast & Lunch Dinner & Late-Night 59% 63% 69% 69% 41% 37% 31% 31% 0% 20% 40% 60% 80% Dine In Off-Premise The Burger Den The Meltdown Sales Mix Weekday vs. Weekend4 Weekday Weekend Denny’s Q2 2024 Domestic Average Weekly Sales of Approximately $38,100.

7 DENNY’S VALUE AND OFF-PREMISES SALES $8.1 $7.0 $7.2 $7.0 $6.5 $6.1 $6.5 $6.5 $6.2 $6.0 $6.6 $6.5 $6.4 $1.1 $1.0 $1.0 $0.9 $0.9 $0.9 $1.1 $1.1 $1.0 $1.0 $1.1 $1.0 $1.0 27% 23% 23% 24% 21% 20% 21% 21% 19% 19% 20% 21% 20% 0% 5% 10% 15% 20% 25% 30% 35% 40% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 To ta l O ff- P re m is es S al es a s % o f T ot al S al es A ve ra ge W ee kl y S al es ( $0 00 s) 1 Virtual Brands Off-Premises Sales Denny's Off-Premises Sales Total Off-Premises Sales as % of Total Sales The Bu r ger Den and The Me l t down a r e cu r ren t l y a c t i ve in o v e r 1 , 200 and 1 ,100 domes t i c l o c a t ions , r e spec t i ve l y . Banda Bu r r i to expanded t o o v er 300 domes t ic l o ca t ions du r ing Q2 2024 , w i th a n a t ionw ide r o l lou t expec ted t o be comple ted by f a l l 2024 . Q2 2024 v a lue messag ing h i gh l igh ted ou r r ep r i sed A l l D a y D i ner Dea l s , f e a tu r ing ou r s i gna tu re Super S l am and o t he r de l i c ious mea ls s t a r t i ng a t $5 .99 . 14% 13% 11% 11% 10% 14% 14% 15% 16% 17% 17% 19% 18% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Total Value Sales Mix 1 Domestic average weekly sales reflect sales for company and franchised restaurants on Denny’s proprietary point of sale (POS) system.

8 1 Total of 1,373 Restaurants in the U.S. with Strongest Presence in California, Texas, Florida, and Arizona 1. International Presence of 168 Restaurants in 14 Countries and U.S. Territories 1. 364 81 30 197 6 4 5 10 119 10 174 8 10 40 23 20 4 28 11 20 3 20 7 4 3 3 44 30 29 34 34 41 2 3 1 13 23 13 3 1 2 4 2 5 6 1 22 DENNY’S FOOTPRINT Denny ’ s G loba l Foo tp r i n t 1 Country Number of Restaurants United States 1,373 Canada 86 Puerto Rico 16 Philippines 16 Mexico 15 New Zealand 7 Honduras 7 United Arab Emirates 5 Guatemala 4 Costa Rica 3 El Salvador 3 Guam 2 Indonesia 2 Curaçao 1 United Kingdom 1 Total System 1,541 1 Data through Fiscal June ended June 26, 2024. 6 2

9 Well Diversified, Experienced, and Energetic Group of 203 Franchisees 1. • 33 franchisees with more than 10 restaurants each collectively comprise approximately 66% of the franchise system. • Approximately 20% of our franchisees operate multiple concepts1 providing a well-rounded perspective within the industry. Ownership o f 1 ,477 Franchisee Res taurants 1 Number of Franchised Units Number of Franchisees Franchisees as % of Total Total Franchised Units Franchised Units as % of Total 1 76 37% 76 5% 2–5 67 33% 212 14% 6–10 27 13% 211 14% 11–20 17 8% 242 16% 21–35 7 3% 195 13% >35 9 4% 541 37% Total 203 100% 1,477 100% DENNY'S STRONG PARTNERSHIP WITH FRANCHISEES 1 Data through Fiscal June ended June 26, 2024.

KEKE’S

11 KEKE’S HIGHLIGHTS Total of 62 Cafés with Heavy Concentrations in the Orlando and Tampa Areas 1. Opened Second Café Outside of Florida During Q2 2024 in Tennessee. 1 Data through Fiscal June ended June 26, 2024. 2 Keke’s data is annualized based on the reported Average Unit Volumes following acquisition. Ownersh ip o f 51 F r anch i see Res t au r an t s 1 Number of Franchised Units Number of Franchisees Franchisees as % of Total Total Franchised Units Franchised Units as % of Total 1 8 44% 8 16% 2–5 8 44% 28 55% 6–10 2 11% 15 29% Total 18 100% 51 100% $1.6 $1.2 $1.9 $1.8 $1.8 $0.0 $1.0 $2.0 $3.0 2019 2020 2021 2022 2023 $M s Keke’s System Restaurant AUVs 2 Keke ’ s Mar ke t s 1 DMA Number of Restaurants Orlando/Daytona 26 Tampa/St. Petersburg/Sarasota 20 Jacksonville 5 West Palm Beach/Ft Pierce 4 Ft Myers/Naples 3 Nashville 2 Gainesville 1 Tallahassee/Thomasville 1 Total System 62

12 GROWTH MOMENTUM DEVELOPMENT HIGHLIGHTS Hendersonville Opened January 2024 NASHVILLE, TN JACKSONVILLE, FL Oakleaf Opened March 2024 Atlantic Beach Opened February 2024 DEVELOPMENT COMMITMENTS FOR OVER 100 NEW CAFÉS1 CONTINUING EXPANSION INTO NEW STATES WITH CAFÉS OPENING IN CALIFORNIA AND TEXAS IN 2024 FOUR CAFÉS CURRENTLY UNDER CONSTRUCITON, WITH SEVERAL OTHERS IN PERMITTING AND SITE APPROVAL PHASES1 1 As of Fiscal June ended June 26, 2024. Gallatin Opened May 2024

13 NEW KEKE’S DESIGN New DesignCurrent Design

DENNY’S CORPORATION

15 $286.5 $240.0 $210.0 $170.0 $261.5 $255.5 $257.5 $30.6 $16.5 $15.4 $12.7 $11.2 $10.5 $9.9 3.0x 2.7x 2.1x 3.4x 3.3x 3.7x 0.0x 1.0x 2.0x 3.0x 4.0x 2018 2019 2020 2021 2022 2023 YTD Jun 2024 $0.0 $100.0 $200.0 $300.0 $400.0 To ta l D eb t ( $ M ill io ns ) Credit Facility Finance Leases Total Debt Leverage Ratio 3 SOLID BALANCE SHEET WITH FLEXIBILITY $25.0 $42.9 $96.2 $34.2 $30.6 $64.9 $52.1 $9.5 $67.9 2018 2019 2020 2021 2022 2023 YTD Jun 2024 ASR Open Market $ In Millions Disciplined Focus on Debt Leverage with Financial Flexibility to Make Brand Investments & Return Capital to Shareholders • During Q2 2024, allocated approximately $4.7 million to share repurchases1. • Allocated over $710 million towards share repurchases since program began in late 20102. • Repurchased approximately 69 million shares at an average of $10.36 per share resulting in a 48% net reduction in share count2. • Approximately $91 million remaining under existing repurchase authorization1. 4 1 Data through Fiscal June ended June 26, 2024. Includes 1% excise tax on the value of corporate share repurchases (net of issuance). 2 Data from November 2010 through Fiscal June ended June 26, 2024. 3 Total debt leverage ratio was waived starting in Q2 ’20 through Q1 ‘21. 4 Increased borrowings under the credit facility in 2022 were primarily due to the Keke’s acquisition.

OUR CRAVE STRATEGIES

Create Leading Edge Solutions With Technology & Innovation

Robust New Restaurant Growth as the Franchisor of Choice

Assemble Best In Class People and Teams Through Culture, Tools & Systems

Validate & Optimize the Business Model to Maximize Restaurant Margins

Elevate Profitable Traffic Through the Guest Experience & Uniquely Craveable Food

16

APPENDIX

DENNY'S FRANCHISED AND COMPANY RESTAURANT SALES

History of Steady Growth in Franchised and Company Average Unit Volumes[1].
Refranchising Strategy Benefited AUVs at Both Franchised and Company Restaurants in 2019.

DENNY'S FRANCHISE RESTAURANTS AUVs


$Ms
$1.6
$1.7
$1.2
$1.6
$1.7
$1.8
3% CAGR Through 2023
2018
2019
2020
2021
2022
2023

DENNY'S DOMESTIC FRANCHISED SAME-RESTAURANT SALES [2,3]


1%
2%
(31%)
(5%)
1%
4%
2018
2019
2020
2021
2022
2023

DENNY'S COMPANY RESTAURANT AUVs


$Ms
$2.3
$2.5
$1.8
$2.7
$3.0
$3.1
6% CAGR Through 2023
2018
2019
2020
2021
2022
2023

DENNY'S COMPANY SAME-RESTAURANT SALES [2,3]


2%
2%
(37%)
(4%)
7%
3%
2018
2019
2020
2021
2022
2023

1 Excluding pandemic-impacted years.

2 Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company's results as reported under GAAP.

3 2021 and 2022 Denny's domestic system-wide same-restaurant sales[2] are versus 2019.

18

19 NON-GAAP FINANCIAL MEASURES * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures 15.4% 16.0% 2.2% 17.4% 12.3% 14.2% 12.4% 2018 2019 2020 2021 2022 2023 YTD Jun 2024 $108.8 $104.0 $38.2 $89.8 $88.8 $89.4 $38.7 2018 2019 2020 2021 2022 2023 YTD Jun 2024 $M s $45.0 $48.6 ($4.2) $33.6 $35.4 $34.8 $12.5 $0.69 $0.79 ($0.07) $0.51 $0.58 $0.62 $0.24 2018 2019 2020 2021 2022 2023 YTD Jun 2024 Adjusted Net Income (Loss)* Adjusted Net Income (Loss) Per Share* 47.7% 48.8% 47.4% 50.6% 47.3% 50.7% 51.1% 2018 2019 2020 2021 2022 2023 YTD Jun 2024 ADJUSTED COMPANY OPERATING MARGIN %* ADJUSTED FRANCHISE OPERATING MARGIN %* ADJUSTED EBITDA* ADJUSTED NET INCOME (LOSS)* $M s ex ce pt p er s ha re d at a

20 Robert P. Verostek, Executive Vice President, Chief Financial Officer. Joined Denny’s in 1999 and served in numerous leadership positions across the Finance and Accounting teams. Named Vice President of Financial Planning and Analysis in 2012 and Chief Financial Officer in 2020. Prior experience includes various accounting roles for Insignia Financial Group. Kelli F. Valade, President and Chief Executive Officer of Denny’s Corporation. Prior to joining Denny's in June 2022, served as CEO of Red Lobster, CEO of Black Box Intelligence, and held various management positions at Chili’s including Brand President, Chief Operating Officer and Senior Vice President of Human Resources. Jay C. Gilmore, Senior Vice President, Chief Accounting Officer and Corporate Controller. Joined Denny’s in 1999 as Director of Accounting and Assistant Corporate Controller and was named Senior Vice President, Chief Accounting Officer and Corporate Controller in 2021. Prior experience includes serving as a Senior Manager with KPMG LLP. Gail S. Myers, Executive Vice President, Chief Legal & Administrative Officer and Corporate Secretary. Prior to joining Denny’s in 2020, served as Executive Vice President, General Counsel, Secretary and Chief Compliance Officer for American Tire Distributors, Inc., Senior Vice President, Deputy General Counsel and Chief Compliance Counsel at U.S. Foods and Senior Vice President, General Counsel and Secretary at Snyder's-Lance, Inc. David P. Schmidt, President of Keke’s Breakfast Café. Prior to joining Keke’s in September 2022, served as CFO of Red Lobster and worked for Bloomin’ Brands where he held various leadership roles throughout his tenure including Group Vice President and CFO of Bloomin’ Brand’s Casual Dining. Stephen C. Dunn, Executive Vice President, Chief Global Development Officer. Prior to joining Denny’s in 2004, held executive-level positions with Church's Chicken, El Pollo Loco, Mr. Gatti's, and TCBY. Earned the distinction of Certified Franchise Executive by the International Franchise Association Educational Foundation. Served as an Infantry Officer in the United States Army. EXPERIENCED AND COMMITTED LEADERSHIP TEAM

RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP FINANCIAL MEASURES

$ Millions	2018	2019	2020[1]	2021	2022	2023	YTD Jun 2024
Net Income (Loss)	**$43.7**	**$117.4**	**($5.1)**	**$78.1**	**$74.7**	**$19.9**	**$8.3**
Provision for (Benefit from) Income Taxes	8.6	31.8	(2.0)	26.0	24.7	7.0	2.7
Goodwill Impairment Charges	-	-	-	-	-	6.4	0.0
Operating (Gains) Losses and Other Charges, Net	2.6	(91.2)	1.8	(46.1)	(1.0)	2.5	1.2
Other Nonoperating Expense (Income), Net	0.6	(2.8)	(4.2)	(15.2)	(52.6)	8.3	(0.9)
Share-Based Compensation Expense	6.0	6.7	7.9	13.6	11.4	8.9	5.4
Deferred Compensation Plan Valuation Adjustments	(1.0)	2.6	1.6	2.1	(2.2)	1.9	0.9
Interest Expense, Net	20.7	18.5	18.0	15.1	13.8	17.6	9.0
Depreciation and Amortization	27.0	19.8	16.2	15.4	14.9	14.4	7.3
Legal Settlement Expenses	0.3	1.1	0.5	2.1	4.2	2.3	1.7
Pre-Opening Expenses	0.1	0.0	-	-	-	0.3	0.6
COVID-19 Related Expenses	-	-	3.5	(1.4)	-	-	-
Leadership Transition Costs	-	-	-	-	0.3	-	-
Acquisition Costs	-	-	-	-	0.6	-	-
Other Adjustments	0.2	(0.0)	0.0	-	(0.1)	(0.1)	2.5
Adjusted EBITDA	**$108.8**	**$104.0**	**$38.2**	**$89.8**	**$88.8**	**$89.4**	**$38.7**
Adjusted EBITDA Margin %	17.3%	19.2%	13.0%	22.6%	19.4%	19.3%	17.1%
Net Income (Loss)	**$43.7**	**$117.4**	**($5.1)**	**$78.1**	**$74.7**	**$19.9**	**$8.3**
(Gains) Losses and Amort. on Interest Rate Swap Derivatives, Net	-	-	(2.2)	(12.6)	(55.0)	11.0	0.3
Losses (Gains) on Sales of Assets and Other, Net	(0.5)	(93.6)	(4.7)	(47.8)	(3.4)	(2.2)	(0.1)
Impairment Charges[2]	1.6	-	4.1	0.4	1.0	8.6	0.7
Legal Settlement Expenses	0.3	1.1	0.5	2.1	4.2	2.3	1.7
Pre-Opening Expenses	0.1	0.0	-	-	-	0.3	0.6
COVID-19 Related Expenses	-	-	3.5	(1.4)	-	-	-
Leadership Transition Costs	-	-	-	-	0.3	-	-
Acquisition Costs	-	-	-	-	0.6	-	-
Other Adjustments	0.2	(0.0)	0.0	-	(0.1)	(0.1)	2.5
Tax Effect[3]	(0.3)	23.8	(0.3)	14.8	13.0	(5.0)	(1.4)
Adjusted Net Income (Loss)	**$45.0**	**$48.6**	**($4.2)**	**$33.6**	**$35.4**	**$34.8**	**$12.5**
Net Income (Loss) Per Share - Diluted	**$0.67**	**$1.90**	**($0.08)**	**$1.19**	**$1.23**	**$0.35**	**$0.16**
Adjustments Per Share	$0.02	($1.11)	$0.01	($0.68)	($0.65)	$0.27	$0.08
Adjusted Net Income (Loss) Per Share	**$0.69**	**$0.79**	**($0.07)**	**$0.51**	**$0.58**	**$0.62**	**$0.24**
Diluted Weighted Average Shares Outstanding (000's)	65,562	61,833	60,812	65,573	60,879	56,196	53,002

1. Includes 53 operating weeks.
2. Impairment charges include goodwill impairment charges of $6.4 million and less than $0.1 million for full year 2023 and for year-to-date period ended June 26, 2024, respectively.
3. Tax adjustments for full year 2018, 2019, 2020, 2021, 2022, 2023 and year-to-date period ended June 26, 2024 reflect an effective tax rate of 16.4%, 25.7%, 25.6%, 25.0%, 24.9%, 25.0% and 24.8%, respectively.

21

RECONCILIATION OF OPERATING INCOME TO NON-GAAP FINANCIAL MEASURES

The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are useful information to investors and analysts to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. However, non-GAAP measures should be considered as a supplement to, not a substitute for, operating income, net income, and net income per share, or other financial performance measures prepared in accordance with GAAP. The Company uses restaurant-level operating margin, company restaurant operating margin and franchise operating margin internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including incentive compensation for certain employees. Restaurant-level operating margin is the total of company restaurant operating margin and franchise operating margin and excludes: (i) general and administrative expenses, which include primarily non-restaurant-level costs associated with support of company and franchised restaurants and other activities at their corporate office; (ii) depreciation and amortization expense, substantially all of which is related to company restaurant-level assets, because such expenses represent historical sunk costs which do not reflect current cash outlays for the restaurants; (iii) special items, included within operating (gains), losses and other charges, net, to provide investors with a clearer perspective of its ongoing operating performance and a more relevant comparison to prior period results. Company restaurant operating margin is defined as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and presents it as a percent of company restaurant sales. Adjusted company operating restaurant margin is defined as company restaurant operating margin less certain items such as legal settlement expenses, pre-opening expenses, and other items the Company does not consider in the evaluation of its ongoing core operating performance. Franchise operating margin is defined as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise and other fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and presents it as a percent of franchise and license revenue. Adjusted franchise operating margin is defined as franchise operating margin less certain items the Company does not consider in the evaluation of its ongoing core operating performance. Adjusted restaurant-level operating margin is the total of adjusted company restaurant operating margin and adjusted franchise operating margin and is defined as restaurant-level operating margin adjusted for certain items the Company does not consider in the evaluation of its ongoing core operating performance. These adjustments are either non-recurring in nature or vary from period to period without correlation to the Company's ongoing core operating performance. See most recent press release for a further breakdown of adjusted restaurant-level operating margin.

$ Millions	2018	2019	2020[1]	2021	2022	2023	YTD Jun 2024
Operating Income	**$73.6**	**$165.0**	**$6.7**	**$104.1**	**$60.6**	**$52.8**	**$19.1**
General and Administrative Expenses	63.8	69.0	55.0	68.7	67.2	77.8	41.7
Depreciation and Amortization	27.0	19.8	16.2	15.4	14.9	14.4	7.3
Goodwill Impairment Charges	-	-	-	-	-	6.4	0.0
Operating (Gains) Losses and Other Charges, Net	2.6	(91.2)	1.8	(46.1)	(1.0)	2.5	1.2
Restaurant-Level Operating Margin	**$167.1**	**$162.7**	**$79.7**	**$142.1**	**$141.6**	**$153.9**	**$69.4**
Restaurant-Level Operating Margin Consists Of:							
Company Restaurant Operating Margin (2)	63.2	48.0	3.6	28.1	20.3	27.9	11.0
Franchise Operating Margin (3)	104.0	114.7	76.1	114.0	121.3	125.9	58.4
Restaurant-Level Operating Margin	**$167.1**	**$162.7**	**$79.7**	**$142.1**	**$141.6**	**$153.9**	**$69.4**
Adjustments (4)	0.6	1.1	6.4	1.3	4.2	2.5	4.7
Adjusted Restaurant-Level Operating Margin	**$167.7**	**$163.7**	**$86.1**	**$143.4**	**$145.8**	**$156.4**	**$74.1**
Adjusted Restaurant-Level Operating Margin Consists Of:							
Adjusted Company Restaurant Operating Margin	63.5	49.0	2.6	30.4	24.5	30.5	13.2
Adjusted Franchise Operating Margin	104.1	114.7	83.6	112.9	121.3	125.9	60.9
Adjusted Restaurant-Level Operating Margin	**$167.7**	**$163.7**	**$86.1**	**$143.4**	**$145.8**	**$156.4**	**$74.1**

1. Includes 53 operating weeks.
2. Company restaurant operating margin is calculated as operating income plus general and administrative expenses; depreciation and amortization; operating (gains), losses and other charges, net; and costs of franchise and license revenue, excluding depreciation and amortization; less franchise and license revenue.
3. Franchise operating margin is calculated as operating income plus general and administrative expenses; depreciation and amortization; operating (gains), losses and other charges, net; and costs of company restaurant sales, excluding depreciation and amortization; less company restaurant sales.
4. Adjustments include legal settlement expenses, pre-opening costs, and other adjustments the Company does not consider in the evaluation of its ongoing core operating performance. Adjustments for the quarter and year-to-date period ended June 26, 2024 include a $2.6 million distribution to franchisees related to a review of advertising costs.

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